SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 10, 2009 (August 5, 2009)

DYNEGY INC.

DYNEGY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No.  4 to the Fifth Amended and Restated Credit Agreement

On August 5, 2009, amendment number four (“Amendment No. 4”) to the Fifth Amended and Restated Credit Agreement dated as of April 2, 2007 (the “Credit Facility”) was entered into by and among Dynegy Holdings Inc. (“DHI”), Dynegy Inc. (“Dynegy”), and other guarantors party thereto, Citigroup USA Inc. and JPMorgan Chase Bank, N.A., as administrative agents, and the lenders party thereto.  Amendment No. 4 includes, among other items, the following material amendments:

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Amendments to Certain Financial Ratios.  To allow for more flexibility, Amendment No. 4 modified the financial covenants in the Credit Facility that require DHI to maintain a maximum ratio of Secured Debt to EBITDA (as defined in the Credit Agreement) and a minimum ratio of EBITDA to Consolidated Interest Expense (as defined in the Credit Agreement).  Furthermore, to provide additional flexibility, Amendment No. 4 modified the ratio test of Total Indebtedness to EBITDA (as defined in the Credit Agreement), the pro forma satisfaction of which is a condition precedent to the incurrence of certain DHI indebtedness, the addition of revolver commitments, making certain investments or certain sales of assets or engaging in certain other permitted activities.  These three financial ratio requirements, as modified by Amendment No. 4, are summarized in the following table:

Measurement Period	Ratio of Secured Debt to EBITDA (no greater than)	Ratio of EBITDA to Consolidated Interest Expense (no less than)	Ratio of Total Indebtedness to EBITDA (no greater than)
June 30, 2009	2.50:1	1.625:1	6.50:1
September 30, 2009	3.00:1	1.75:1	6.00:1
December 31, 2009	3.00:1	1.75:1	6.00:1
March 31, 2010	3.25:1	1.70:1	6.50:1
June 30, 2010	3.25:1	1.60:1	6.50:1
September 30, 2010	3.50:1	1.30:1	6.50:1
December 31, 2010	3.50:1	1.30:1	6.50:1
March 31, 2011	3.50:1	1.35:1	6.50:1
June 30, 2011	3.50:1	1.40:1	6.50:1
September 30, 2011	3.25:1	1.60:1	6.25:1
December 31, 2011	3.00:1	1.60:1	6.00:1
Each fiscal quarter thereafter	2.50:1	1.75:1	5.00:1

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Post-Amendment Asset Sales.  Dynegy may designate up to $500 million of proceeds from the sale of assets after August 5, 2009, as excluded from the asset sale, reinvestment and prepayment provisions of the Credit Facility.

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Prepayment Covenants.  The debt prepayment covenants were amended to provide that, in the event the maturity date of any of the 6.875 percent Senior Notes due 2011 or the 8.75 percent Senior Notes due 2012 issued by DHI is extended to a date, or refinanced with debt maturing, after the April 2, 2013 Term L/C Facility maturity date, DHI may prepay other longer-dated indebtedness in the amount of any such notes so extended or refinanced.

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Margin for Borrowings.  The margin for borrowings was amended to provide that the applicable margin will be either 2.375 percent or 2.75 percent per annum for base rate loans and either 3.375 percent or 3.75 percent per annum for Eurodollar loans, with the lower applicable margin being payable if the ratings for the Credit Facility by S&P or Moody’s are BB+ or Ba1 or higher, respectively, and the higher applicable margin being payable if such ratings are both less than BB+ and Ba1.

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Unused Commitment Fee.  The unused commitment fee was amended to increase the fee to either 0.625 percent or 0.75 percent payable on the unused portion of the Revolving Facility, with the lower commitment fee being payable if the ratings for the Revolving Facility by S&P or Moody’s are BB+ or Ba1 or higher, respectively, and the higher commitment fee being payable if such ratings are both less than BB+ and Ba1.

The consent fees associated with Amendment No. 4 are equal to 0.5% of commitments and loans of each consenting lender, which were payable upon the effectiveness of the amendment.

The foregoing summary of Amendment No. 4 is qualified in its entirety by reference to the text of the amendment which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2009, Dynegy issued a press release announcing its second quarter 2009 financial results and updating its 2009 cash flow and earnings estimates.  A copy of Dynegy’s August 10, 2009 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by this reference.  Dynegy management will hold an investor call at 8 a.m. ET / 7 a.m. CT on Monday, August 10, 2009 to review its second quarter financial results and related information and update 2009 cash flow and earnings estimates.  A live simulcast of the conference call, together with the related presentation materials, will be available on the Investor Relations section of www.dynegy.com and will remain accessible until the date of Dynegy’s third quarter 2009 financial results conference call.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Non-GAAP Financial Information

In this Form 8-K, we discuss the non-GAAP financial measures included in the press release, including definitions of such non-GAAP financial information, identification of the comparable GAAP financial measures and the reasons why we believe these measures provide useful information regarding our financial condition, results of operations and cash flows, as applicable, and, to the extent material, the additional purposes, if any, for which these measures are used.  Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are contained in the schedules attached to the press release.

Gross Margin Measures.  We define “Adjusted Gross Margin” as revenues less cost of sales excluding the impacts of mark-to-market changes.  Adjusted Gross Margin is meant to reflect the true commercial performance of our power generation fleet.  We believe that Adjusted Gross Margin provides a meaningful representation of our current period commercial performance; consequently, it excludes the impact of mark-to-market changes, which reflect future periods.  This adjustment aligns the impacts of forward commercial sales transactions with the underlying generation value in the same reporting period.  Because Adjusted Gross Margin is one of the financial measures that management uses to allocate resources, determine Dynegy’s ability to fund capital expenditures, assess performance against its peers and evaluate overall financial performance, we believe it provides useful information for our investors.  The most directly comparable GAAP financial measure to Adjusted Gross Margin is operating income.

EBITDA Measures.  We believe that EBITDA and Adjusted EBITDA provide a meaningful representation of our operating performance.  We consider EBITDA as a way to measure financial performance on an ongoing basis.  Adjusted EBITDA is meant to reflect the true operating performance of our power generation fleet; consequently, it excludes the impact of mark-to-market accounting and other items that could be considered “non-operating” or “non-core” in nature.  Because EBITDA and Adjusted EBITDA are two of the financial measures that management uses to allocate resources, determine Dynegy’s ability to fund capital expenditures, assess performance against its peers and evaluate overall financial performance, we believe they provide useful information for our investors.  In addition, many analysts, fund managers and other stakeholders that communicate with us typically request our financial results in an EBITDA and Adjusted EBITDA format.

“EBITDA” – We define “EBITDA” as earnings (loss) before interest, taxes, depreciation and amortization.

“Adjusted EBITDA” – We define “Adjusted EBITDA” as EBITDA adjusted to exclude (1) significant items such as discontinued operations and gains or losses on the sale of assets, and (2) the impacts of mark-to-market changes.

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When EBITDA is discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA is net income (loss) attributable to Dynegy Inc.  It can be reconciled using the following calculation: Net income (loss) plus Income tax (benefit) expense, Interest expense and Depreciation and amortization expense.

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However, information regarding interest expense for the range of Adjusted EBITDA for 2010, which is required to reconcile Adjusted EBITDA to net income (loss), is not available for 2010 without unreasonable effort.   The probable significance of this information is that such information would be based on liability management assumptions, debt retirements and other projections that management has not finalized.  Thus, management is reconciling Adjusted EBITDA for 2010 to operating income (loss) as the comparable GAAP measure.

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Further, because management does not allocate interest expense and income taxes on a segment level, the most directly comparable GAAP financial measure to EBITDA when performance is discussed on a segment level or plant level is Operating income (loss).

Cash Flow Measures.  Our Cash Flow measures may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since they may not include deductions for mandatory debt service requirements and other non-discretionary expenditures.  We believe, however, that our Cash Flow measures are useful because they measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations and financial performance.  However, these cash flow measures do not have standardized definitions; therefore, it may not be possible to compare these financial measures with other companies’ cash flow measures having the same or similar names.  The most directly comparable GAAP financial measure to the below measures is cash flow from operations.

•	“Adjusted Cash Flow from Operations” - We define “Adjusted Cash Flow from Operations” as cash flow from operations excluding cash payments on significant items, such as legal and regulatory payments.

•	“Adjusted Free Cash Flow” – We define “Adjusted Free Cash Flow” as cash flow from operations excluding cash payments on significant items less maintenance and environmental capital expenditures.

We believe that the non-GAAP and forward-looking non-GAAP measures disclosed in our filings are only useful as an additional tool to help management and investors make informed decisions about Dynegy’s financial and operating performance.  Further, there can be no assurance that the assumptions made in preparing the forward-looking non-GAAP numbers will prove accurate, and actual results may be materially greater or less than those contained in the forward-looking non-GAAP numbers.  By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the GAAP measures.  Non-GAAP financial measures are not standardized; therefore it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

We use these non-GAAP financial measures in addition to, and in conjunction with, results presented in accordance with GAAP.  These non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures included in our earnings release, the press release and schedules attached thereto, may provide a more complete understanding of factors and trends affecting our business.  These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures and are by definition an incomplete understanding of Dynegy, and must be considered in conjunction with GAAP measures.

Item 7.01	Regulation FD Disclosure.

Results.  On August 10, 2009 Dynegy issued a press release announcing its results of operations for the second quarter of 2009, a copy of which is being furnished as Exhibit 99.1 and is herein incorporated by reference.  The information set forth in Item 2.02 above is incorporated herein by reference.

LS Power Transaction.  On August 10, 2009, Dynegy issued a press release relating to its entry into a purchase and sale agreement, among other agreements, with LS Power Partners, L.P. and its affiliates (collectively, “LS Power”).  Under the terms of the agreement with LS Power, Dynegy will receive $1.025 billion in cash and 245 million of its Class B shares from LS Power.  In exchange, Dynegy will sell to LS Power five peaking and three combined-cycle generation assets, as well as Dynegy’s remaining interest in a project under construction in Texas.  LS Power will also receive $235 million principal amount of 7.5 percent senior unsecured notes due 2015.

A copy of the press release announcing the transaction, which is expected to close the second half of 2009 subject to receipt of required regulatory approvals and satisfaction of customary closing conditions, is being furnished as Exhibit 99.2 and is herein incorporated by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press releases furnished as exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filings.  In addition, this Form 8-K and the press releases contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in such press releases.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
   No.                     Document

10.1                      Amendment No. 4 to the Fifth Amended and Restated Credit Agreement dated as of April 2, 2007.
99.1                      Press release dated August 10, 2009, announcing results of operations for the second quarter of 2009.
99.2                      Press release dated August 10, 2009, announcing entry into a purchase and sale agreement with LS Power.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: August 10, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: August 10, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit

   No.                    Document

10.1                      Amendment No. 4 to the Fifth Amended and Restated Credit Agreement dated as of April 2, 2007.
99.1                      Press release dated August 10, 2009, announcing results of operations for the second quarter of 2009.
99.2                      Press release dated August 10, 2009, announcing entry into a purchase and sale agreement with LS Power.